For the fiscal year ended 9/30/00
File number 811-3084
Prudential Small Company Fund, Inc.

                         SUB-ITEM 77 0

                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

Ia.

1.   Name of Issuer
          Nuance Communication

2.   Date of Purchase
          4/12/2000

3.   Number of Securities Purchased
           1,500

4.   Dollar Amount of Purchase
           $25,500

5.   Price Per Unit
           $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
           From whom Purchased:
          Goldman Sachs

7.   Other Members of the Underwriting Syndicate

          Goldman Sachs & Co.
          Thomas Weisel Partners LLC
          Dain Rauscher Sessels
          Wit SoundView

          First Union Securities,Inc.
          Edward Jones
          Merrill Lynch, Peirce, Fenner & Smith
          Prudential Securities Incorporated
          Robert W. Baird & Co., Inc.
          William Blair & Company
          Fidelity Capital Markets
          McDonald Investments Inc.
          Sands Brothers & Co. Ltd.
          Stephens Inc.
          Sturdivant & Co.
          SunTrust Equitable Securities




































Ib.

1.   Name of Issuer
          US Unwired

2.   Date of Purchase
          5/18/2000

3.   Number of Securities Purchased
           162,400

4.   Dollar Amount of Purchase
           $1,786,400

5.   Price Per Unit
           $11.00

6.   Name(s) of Underwriter(s) or Dealer(s)
           From whom Purchased:
          DLJ

7.   Other Members of the Underwriting Syndicate

          Donaldson, Lufkin & Jenrette
          Credit Suisse First Boston
          First Union Securities, Inc.
          DLJdirect Inc.

          Advest, Inc.
          Allen & Company
          Anderson & Strudwick
          Kercheville & Company Inc.
          Asli & Co. LLC
          Robert W. Baird & Company
          George K. Baum & Company
          Blackford Securities
          BNY Capital Markets, Inc.
          J.C. Bradford & Co.
          The Chapman Company
          Chase M&Q
          Coburn & Meredith Inc.
          Deutsche Bank Securities Inc.
          A.G. Edwards & Sons, Inc.
          Fahnestock & Co. Inc.
          Fac/Equities
          FIA Capital Group Inc.
          Finbro Management
          Gabelli & Company
          Gerard Klauer Mattison & Co., Inc.
          Gruntal & Co., LLC
          Hoak Bredlove Wesneski & Co.
          HSBC Brokerage (USA) Inc.
          Johnson, Lemon & Co.
          Edward D. Jones & Co.
          Kaufman Bros.L.P.
          C.L. King & Associates
          Lebenthal & Co.
          Legg Mason Wood Walker
          Lehman Brothers Inc.
          Linsco/Private Ledger Financial Services
          Merrill Lynch, Pierce, Fener & Smith
          Middle Gate Securities
          Morgan Stanley & Co.
          National Commercial Bank
          Noyes Partners Inc.
          Nutmeg Securities
          Ormes Capital Markets
          Polaris Financial Services
          Prudential Securities
          Raymond James & Associates
          Salomon, Smith and Barney
          Sanders Morris Harris
          Sands Brothers & Co.
          Sander Securities
          Spencer Clarke LLC
          Stephens Inc.
          S.V. International
          C.E. Unterberg, Towin
          Wachovia Securities
          Westcott Securities








Ic.

1.   Name of Issuer
          Manufacturers Services, Ltd.

2.   Date of Purchase
          6/23/2000

3.   Number of Securities Purchased
           62,600

4.   Dollar Amount of Purchase
           $1,001,600

5.   Price Per Unit
           $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
           From whom Purchased:
          DLJ

7.   Other Members of the Underwriting Syndicate

          Donaldson, Lufkin & Jenrette
          Banc of America Securities
          FleetBoston Robertson Stephens Inc.
          Thomas Weisel Partners LLC
          DLJdirect Inc.

          Adams, Harkness & Hill, Inc.
          Advest, Inc.
          Anderson & Strudwick
          Kercheville & Company Inc.
          Astel & Co. LLC
          Robert W. Baird & Company
          Blackford Securities
          The Chapman Company
          Chase M&Q
          CIBC World Markets Corp
          Coburn & Meredith Inc.
          Dain Rauscher Wessels
          A.G. Edwards & Sons, Inc.
          Fahnestock & Co. Inc.
          Fac/Equities
          FIA Capital Group Inc.
          Finbro Management
          Gruntal & Co., LLC
          HSBC Brokerage (USA) Inc.
          Johnson, Lemon & Co.
          Lehman Brothers Inc.
          McDonald Investments
          Merrill Lynch, Pierce, Fenner & Smith
          Middle Gate Securities
          Morgan Stanley & Co.
          National Commercial Bank
          Needham & Company
          Noyes Partners Inc.
          Nutmeg Securities
          Pennsylvania Merchant Group
          Polaris Financial Services
          Prudential Securities
          Ragen Mackenzie Incorporated
          Raymond James & Associates
          Salomon, Smith and Barney
          Sanders Morris Harris
          Sands Brothers & Co.
          Sander Securities
          S.G. Cowen Securities
          The Shemano Group, Inc.
          Spencer Clarke LLC
          Stephens Inc.
          Suntrust Equitable Securities
          S.V. International
          Tucker Anthony Cleary Gull
          C.E. Unterberg, Towin
          Wachovia Securities
          UBS Warburg LLC
          Westcott Securities
          Wiley Bros-Aintree Capital, LLC








Id.

1.   Name of Issuer
          Omnivision Technoligies, Inc.

2.   Date of Purchase
          7/14//2000

3.   Number of Securities Purchased
           600

4.   Dollar Amount of Purchase
           $7,800

5.   Price Per Unit
           $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
           From whom Purchased:
          Robert Stephens & Co.

7.   Other Members of the Underwriting Syndicate

          FleetBoston Robertson Stephens Inc.
          Prudential Securities Incorporated
          Needham & Company, Inc.
















Ie.

1.   Name of Issuer
          Genaissance Pharmaceuticals

2.   Date of Purchase
          8/2/2000

3.   Number of Securities Purchased
           2,600

4.   Dollar Amount of Purchase
           $33,800

5.   Price Per Unit
           $13.00

6.   Name(s) of Underwriter(s) or Dealer(s)
           From whom Purchased:
          Deutsche Bank Alex Brown

7.   Other Members of the Underwriting Syndicate

          Deutsche Banc Alex. Brown
          Bear, Stearns & Co. Inc.
          Salomon Smith Barney
          UBS Warburg LLC
















If.

1.   Name of Issuer
          Resonate, Inc.

2.   Date of Purchase
          8/2/2000

3.   Number of Securities Purchased
           2,600

4.   Dollar Amount of Purchase
           $54,600

5.   Price Per Unit
           $21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
           From whom Purchased:
          Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate

          Goldman, Sachs & Co.
          Chase Securities Inc.
          Dain Rauscher Incorporated
          Wit SoundView Corporation
          CIBC World Markets Corp.
          Gruntal & Co., LLC
          Legg Mason Wood Walker
          Prudential Securities
          C.E. Untergerg, Towbin Co.
          C.L. King & Associates, Inc.



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